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                                                               EXECUTION VERSION

                               GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT, dated as of March 31, 2005 (the "Guaranty Agreement"), is made by QUAKER TEXTILE CORPORATION, a Massachusetts corporation ("Quaker Textile") and QUAKER FABRIC MEXICO, S.A. de C.V., a corporation organized under the laws of Mexico ("Quaker Mexico" and together with Quaker Textile, each a "Guarantor" and collectively, the "Guarantors") in favor of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey mutual insurance company ("Prudential"), PRUCO LIFE INSURANCE COMPANY, a New Jersey mutual insurance company ("Pruco") and the other Purchasers from time to time party to the Note Agreement (as defined below) (together with Prudential and Pruco, each a "Purchaser" and collectively, the "Purchasers"). Terms not defined herein shall have the meanings specified in the Note Agreement (as defined below).

         WHEREAS, each of the Purchasers agreed to purchase those certain 7.09% Senior Notes due October 10, 2005, in the aggregate principal amount of $15,000,000 (the "7.09% Notes"), and those certain 7.18% Senior Notes due October 10, 2007, in the aggregate principal amount of $30,000,000 (the "7.18 % Notes", and together with the 7.09% Notes collectively, the "Notes") issued by Quaker Fabric Corporation of Fall River (the "Company") pursuant to that certain Note Purchase Agreement, dated as of October 10, 1997, by and between each of the Purchasers and the Company (the "Note Agreement"); and

         WHEREAS, pursuant to that certain Forbearance Agreement, dated as of March 11, 2005, each of the Purchasers agreed to forbear from making demand of payment on any amounts due and owing under the Notes and the Note Agreement and to forbear from exercising and pursuing their rights and remedies under the Note Agreement (the "Forbearance Agreement"); and

         WHEREAS, it is a condition to the continued effectiveness of the Forbearance Agreement, that the Guarantors execute and deliver this Guaranty Agreement;

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, each Guarantor hereby covenants and agrees with, and represents and warrants to each of the Purchasers as follows:

1. THE GUARANTY. Each Guarantor hereby irrevocably and unconditionally guarantees to each holder from time to time of any of the Notes, the due and punctual payment in full of (i) the principal of, the Yield-Maintenance Amount, if any, and interest on, and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise) and (ii) any other sums which may become due under the terms and provisions of the Note Agreement and the Notes (all such obligations described in clauses (i) and (ii) above are herein called the "Guaranteed Obligations"). The guaranty in the preceding sentence is ----------------------- an absolute, present and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Company or upon any other action, occurrence or




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         circumstance whatsoever. In the event that the Company shall fail so to pay any of such Guaranteed Obligations, each Guarantor agrees to pay the same when due to the holders of the Notes entitled thereto, without demand, presentment, protest or notice of any kind, in the specified Available Currency, at the place for payment specified in the Notes and the Note Agreement. Each default in payment of principal of, Yield-Maintenance Amount, if any, or interest on any Note shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. Each Guarantor hereby agrees that the Notes issued in connection with the Note Agreement may make reference to this guaranty.

         Each Guarantor hereby agrees to pay and to indemnify and save the holders of the Notes harmless from and against any damage, loss, cost or expense (including attorneys' fees) which such holder may incur or be subject to as a consequence, direct or indirect, of (i) any breach by any Guarantor or by the Company of any warranty, covenant, term or condition in, or the occurrence of any default under, this Guaranty Agreement, the Notes or the Note Agreement, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, and (ii) any legal action commenced to challenge the validity of this Guaranty Agreement, the Notes or the Note Agreement.

2. OBLIGATIONS ABSOLUTE. The obligations of each Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity, regularity or enforceability of the Notes or of the Note Agreement, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim any Guarantor may have against the Company or any holder of the Notes or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not any Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment, modification of or supplement to the Note Agreement, the Notes or any other instrument referred to therein (except that the obligations of the Guarantors hereunder shall apply to the Note Agreement, the Notes or such other instruments as so amended, modified or supplemented) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes,
         (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes or in respect of the Note Agreement; (c) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Company or its property; (d) any merger, amalgamation or consolidation of any Guarantor or of the Company into or with any other corporation or any sale, lease or transfer of any or all of the assets of any Guarantor or of the Company to any person; (e) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with any Guarantor; or (f) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor covenants that its obligations hereunder will not be discharged except by payment in full of all of the Guaranteed Obligations.

3. WAIVER. Each Guarantor unconditionally waives to the fullest extent permitted by law, (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and

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         of any defaults by the Company in the payment of any amounts due under the Notes or the Note Agreement, and of any of the matters referred to in paragraph 2 hereof, (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of each holder from time to time of the Notes against each Guarantor, including, without limitation, presentment to or demand for payment from the Company or any Guarantor with respect to any Note, notice to the Company or to any Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Company, (c) any right to the enforcement, assertion or exercise by any holder of the Notes of any right, power or remedy conferred in this Guaranty Agreement, the Note Agreement or the Notes,
         (d) any requirement or diligence on the part of any holder of the Notes and (e) any other act or omission or thing or delay to do any other act or thing which might in any manner or to any extent vary the risk of any Guarantor or which might otherwise operate as a discharge of such Guarantor.

4. OBLIGATIONS UNIMPAIRED. Each Guarantor authorizes the holders of the Notes, without notice or demand to any Guarantor and without affecting its obligations hereunder, from time to time (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, all or any part of the Notes, the Note Agreement or any other instrument referred to therein, (b) to take and hold security for the payment of the Notes, for the performance of this Guaranty Agreement or otherwise for the indebtedness guaranteed hereby and to exchange, enforce, waive and release any such security, (c) to apply any such security and to direct the order or manner of sale thereof as the holders of the Notes in their sole discretion may determine; (d) to obtain additional or substitute endorsers or guarantors; (e) to exercise or refrain from exercising any rights against the Company and others and (f) to apply any sums, by whomsoever paid or however realized, to the payment of the principal of, Yield-Maintenance Amount, if any, and interest on the Notes and any other Guaranteed Obligation hereunder. Each Guarantor waives any right to require the holders of the Notes to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Company, any Guarantor or any other person or to pursue any other remedy available to such holders.

5. SUBROGATION. No Guarantor will exercise any rights which it may have acquired by way of subrogation under this Guaranty Agreement, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement or indemnity or any rights or recourse to any security for the Notes or this Guaranty Agreement unless and until all of the obligations, undertakings or conditions to be performed or observed by the Company pursuant to the Notes and the Note Agreement at the time of such Guarantor's exercise of any such right shall have been performed, observed or paid in full.

         For a period of one year after the payment in full of the Guaranteed Obligations, each Guarantor hereby waives (x) all rights of subrogation which it may at any time otherwise have as a result of this Guaranty Agreement (whether, statutory or otherwise) to the claims of the holders of the Notes against the Company or any other guarantor of the Guaranteed Obligations (each referred to herein as the "Other Party") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any

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         Other Party which it may at any time otherwise have as a result of this
         Guaranty Agreement; (y) any right to enforce any other remedy which the holders of the Notes now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the Guaranteed Obligations; and (z) all claims (as such term is defined in the Bankruptcy Code) it may at any time otherwise have against any Other Party arising from any transaction whatsoever, including without limitation its right to assert or enforce any such claims.

6. REINSTATEMENT OF GUARANTY. This Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to any holder of the Notes for principal, Yield-Maintenance Amount, if any, or interest on the Notes or any of the other Guaranteed Obligations is rescinded or must otherwise be restored or returned by such holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial part of its property, or otherwise, all as though such payments had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing and such acceleration shall at such time be prevented or the right of any holder of a Note to receive any payment under any Note shall at such time be delayed or otherwise affected by reason of the pendency against the Company of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the holders of the Notes had accelerated the same in accordance with the terms of the Note Agreement, and each Guarantor shall forthwith pay such accelerated principal amount, accrued interest and Yield-Maintenance Amount, if any, thereon and any other amounts guaranteed hereunder.

7. RANK OF GUARANTY. Each Guarantor agrees that its obligations under this Guaranty Agreement shall rank at least pari passu with all other secured senior obligations of such Guarantor now or hereafter existing.

8.       ADDITIONAL COVENANTS OF THE GUARANTORS.

                  (a) Maintenance of Corporate Existence, Etc. Each Guarantor will at all times do or cause to be done all things necessary to maintain and preserve its corporate existence and the corporate existence of each subsidiary of such Guarantor, and maintain, preserve and renew its and their licenses, patents and franchises material to the conduct of the business of such Guarantor and such subsidiaries taken as a whole, provided that nothing contained in this Section 8(a) shall (i) require any Guarantor or any such subsidiary to maintain, preserve or renew any license, patent or franchise not necessary or desirable in the conduct of its business, (ii) prohibit any Guarantor from terminating the corporate existence of a subsidiary if in the reasonable opinion of an officer of such Guarantor such termination is in the best interests of such Guarantor and is not disadvantageous to the holders of the Notes and such termination has been approved by the Board of Directors of such Guarantor, or (iii) prohibit a consolidation or merger by

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         one subsidiary with, or a conveyance, transfer or lease by one subsidiary to, any Guarantor or another subsidiary.

                  (b) Merger, Consolidation. No Guarantor shall consolidate with or merge into any other person or convey, transfer or lease all or substantially all of its assets as an entirety (whether by one transaction or a series of related transactions) to any person, unless:

                           (i) the successor entity formed by such consolidation
                  or into which such Guarantor is merged or the successor entity which acquires by conveyance, transfer or lease all or substantially all of its assets as an entirety shall be a solvent entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and a substantial part of such successor entity's assets, properties and operations shall be within the United States;

                           (ii) such successor entity (or entity to which all or
                  substantially all of such Guarantor's assets shall have been conveyed, transferred or leased) shall expressly assume in writing by instrument or instruments reasonably satisfactory to the Required Holders, in scope, form and legal effect, the due and punctual payment, performance and observance of all obligations of such Guarantor under this Guaranty Agreement, with the same effect as if such entity had originally been named a Guarantor herein or had been a party hereto;

                           (iii) prior to and immediately after giving effect to
                  such transaction, no default or Event of Default shall exist under the Notes or the Note Agreement, or under any other document or instrument referred to therein; and

                           (iv) such Guarantor shall have delivered to each of
                  the holders of the Notes an officer's certificate stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement required by clause (ii) above comply with the provisions of this Section 8(b).

                           Upon any consolidation or merger, or any conveyance,
                  transfer or lease of all or substantially all of the assets of any Guarantor as an entirety in accordance with this Section 8(b), the successor corporation formed by such consolidation or into which such Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, such Guarantor under this Guaranty Agreement, with the same effect as if such successor corporation had been named as a Guarantor herein. No such conveyance, transfer or lease of all or substantially all of the assets of any Guarantor (or any successor corporation which shall theretofore have become such in the manner prescribed in this
                  Section 8(b)) from its obligations hereunder unless and until such Guarantor (or such successor) shall dissolve.

                  (c) Intentionally Omitted.

                  (d) Addition or Amendment of Certain Provisions. In the event the any Guarantor is a party to, enters into, assumes or otherwise becomes bound or obligated

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         under, or agrees to the modification of, any agreement creating or evidencing Indebtedness in excess of $10,000,000 containing one or more Additional Covenants or Additional Defaults, unless prior written consent to such agreement shall have been obtained pursuant to paragraph 14 below, the terms of this Agreement shall, without any further action on the part of any Guarantor or any of the holders of the Notes, be deemed to be amended automatically to include each Additional Covenant contained in such agreement, but only for so long as such Additional Covenants remain in effect with respect to such other agreement. Each Guarantor further covenants to promptly execute and deliver at their expense (including, without limitation, the fees and expenses of counsel for the holders of the Notes) an amendment to this Agreement in form and substance satisfactory to the Required Holders evidencing the amendment of this Agreement to include such Additional Covenants, provided that the execution and delivery of such amendment shall not be a precondition to the effectiveness of such amendment as provided for in this paragraph, but shall merely be for the convenience of the parties hereto. As used in this paragraph, the term "Additional Covenants" shall mean any affirmative or negative covenant or similar restriction applicable to any Guarantor (regardless of whether such provision is labeled or otherwise characterized as a covenant) the subject matter of which either (i) is similar to that of the covenants in paragraph 8 of this Agreement, or related definitions, but is more beneficial to the holder or holders of the Indebtedness created or evidenced by the document in which such covenant or similar restriction is contained (and such covenant or similar restriction shall be deemed an Additional Covenant only to the extent that it is more restrictive or more beneficial) or (ii) is different from the subject matter of the covenants in paragraph 8 of this Agreement, or related definitions.

9.       REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS.

         Each Guarantor represents and warrants as follows:

                  (a) Incorporation, Good Standing and Location. Each Guarantor is (i) a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) duly qualified and authorized to do business and in good standing in every other jurisdiction where the nature of its business requires such qualification and (iii) has all requisite corporate power and authority, and all governmental licenses and permits, to own and operate its properties and to carry on its businesses as presently conducted. Each Guarantor has the requisite corporate power to enter into and perform its obligations under this Guaranty Agreement.

                  (b) Approval and Enforceability of Guaranty Agreement. The execution, delivery and performance of this Guaranty Agreement have been duly authorized by all necessary corporate action on the part of each Guarantor. The Guaranty Agreement has been duly and validly executed and delivered and constitutes the legal, valid and binding obligation of each Guarantor, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium, reorganization, receivership and similar laws affecting the rights and remedies of creditors generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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10.      NOTICES. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing, and any such communication shall become effective when received, addressed in the following manner: (a) if to any Guarantor, to 941 Grinnell Street, Fall River, Massachusetts 02721, Attn:
         President, or (b) if to any holder of a Note, to the respective addresses set forth in the Purchasers Schedule to the Note Agreement; provided, however, that any such addressee may change its address for communications by notice given as aforesaid to the other parties hereto.

11. CONSTRUCTION. The section and subsection headings in this Guaranty Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guaranty Agreement nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Guaranty Agreement. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.

12. SEVERABILITY. If any provision of this Guaranty Agreement, or the application thereof to any person or circumstances, shall, for any reason or to any extent, be invalid or unenforceable, such invalidity or unenforceability shall not in any manner affect or render invalid or unenforceable the remainder of this Guaranty Agreement, and the application of that provision to other persons or circumstances shall not be affected but, rather, shall be enforced to the extent permitted by applicable law.

13. SUCCESSORS. The terms and provisions of this Guaranty Agreement shall be binding upon and inure to the benefit of each Guarantor and the holders of the Notes from time to time and their respective permitted successors, transferees and assigns.

14. ENTIRE AGREEMENT; AMENDMENT. This Guaranty Agreement expresses the entire understanding of the subject matter hereof; and all other understandings, written or oral, are hereby merged herein and superseded. No amendment of or supplement to this Guaranty Agreement, or waiver or modification of, or consent under, the terms hereof shall be effective unless in writing and signed by the party to be bound thereby and consented to in writing by the Required Holders.

15. TERM OF GUARANTY AGREEMENT. The Guaranty Agreement and all guarantees, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations shall be paid or otherwise discharged in full.

16. SURVIVAL. All warranties, representations and covenants made by each Guarantor herein or in any certificate or other instrument delivered by it or on its behalf under this Guaranty Agreement shall be considered to have been relied upon by the holders of the Notes and shall survive the execution and delivery of this Guaranty Agreement, regardless of any investigation made by the holder of the Notes or on their behalf.

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17.      FURTHER ASSURANCES. Each Guarantor hereby agrees to execute and deliver all such instruments and take all such action as the holders of the Notes may from time to time reasonably request in order to effectuate fully the purposes of this Guaranty Agreement.

18. GOVERNING LAW. This Guaranty Agreement has been executed and delivered in the State of New York and shall be governed by, construed and enforced in all respects in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely therein, without regard to principles of conflicts of laws.

19. PAYMENT CURRENCY. All payments on account of any Notes denominated in a specified Available Currency other than Dollars (including principal, interest and Yield-Maintenance Amounts) shall be made in such specified currency, and all payments on account of any Notes denominated in Dollars (including principal, interest and Yield-Maintenance Amounts) shall be made in Dollars. The obligation of the Guarantors to make payment hereunder in the applicable currency specified in the preceding sentence shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any currency other than such applicable currency, except to the extent the applicable obligee actually receives the full amount of the currency in which the underlying obligation is denominated. The obligation of the Guarantors to make payment in any given currency as required by the first sentence of this paragraph shall be enforceable as an alternative or additional cause of action for the purpose of recovery in such currency, of the amount, if any, by which such actual receipt shall fall short of the full amount of such currency expressed to be payable in respect of any such obligation, and shall not be affected by judgment being obtained for any other sums due under the Notes, the Note Agreement or this Guaranty Agreement, as the case may be.

20. PAYMENTS FREE AND CLEAR OF TAXES. Each Guarantor will pay all amounts of principal of, Yield Maintenance Amount, if any, and interest on the Notes, and all other amounts payable hereunder or under the Note Agreement or the Notes, without set-off or counterclaim and free and clear of, and without deduction or withholding for or on account of, all present and future income, stamp, documentary and other taxes and duties, and all other levies, imposts, charges, fees, deductions and withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority (except net income taxes and franchise taxes in lieu of net income taxes imposed on any holder of any Note by its jurisdiction of incorporation or the jurisdiction in which its applicable lending office is located) (all such non-excluded taxes, duties, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any ----- amounts payable hereunder to a holder of any Notes, the amounts so payable to such holder shall be increased to the extent necessary to yield such holder (after payment of all Taxes) interest on any such other amounts payable hereunder at the rates or in the amounts specified in the Note Agreement, this Guaranty Agreement and the Notes. Whenever any Taxes are payable by any Guarantor, as promptly as possible thereafter, such Guarantor shall send to each holder of the Notes, a certified copy of an original official receipt received by such Guarantor showing payment thereof. If any Guarantor fails to pay any Taxes when due to the appropriate taxing

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         authority or fails to remit to each holder of the Notes the required receipts or other required documentary evidence, such Guarantor shall indemnify each holder of the Notes for any Taxes (including interest or penalties) that may become payable by such holder as a result of any such failure. The obligations of the Guarantors under this paragraph shall survive the payment and performance of the Notes and the termination of the Note Agreement and this Guaranty Agreement.

21. CONTRIBUTION; MAXIMUM LIABILITY. (a) Each Guarantor is unconditionally obligated to pay the Guaranteed Obligations as a joint and several obligor under this Guaranty Agreement. If, as of any date, the aggregate amount of payments made by a Guarantor on account of the Guaranteed Obligations and proceeds of such Guarantor's collateral that are applied to the Guaranteed Obligations exceeds the aggregate amount of the proceeds of the Guaranteed Obligations actually used by such Guarantor in its business (such excess amount being referred to as an "Accommodation Payment"), then each of the other Guarantors (each such Guarantor being referred to as a "Contributing Guarantor") shall be obligated to make contribution to such Guarantor (the "Paying Guarantor") in an amount equal to (i) the product derived by multiplying the sum of each Accommodation Payment of each Guarantor by the Allocable Percentage of the Guarantor from whom contribution is sought less (ii) the amount, if any, of the then outstanding Accommodation Payment of such Contributing Guarantor (such last mentioned amount which is to be subtracted from the aforesaid product to be increased by any amounts theretofore paid by such Contributing Guarantor by way of contribution hereunder); provided, however, that a Paying Guarantor's recovery of contribution hereunder from the other Guarantors shall be limited to that amount paid by the Paying Guarantor in excess of its Allocable Percentage of all Accommodation Payments then outstanding of all Guarantors. As used herein, the term "Allocable Percentage" shall mean, on any date of determination thereof, a fraction of the denominator of which shall be equal to the number of Guarantors who are parties to this Guaranty Agreement on such date and the numerator of which shall be 1; provided, however, that such percentages shall be modified in the event that contribution from a Guarantor is not possible by reason of insolvency, bankruptcy, or otherwise by reducing such Guarantor's Allocable Percentage equitably and by adjusting the Allocable Percentage of the other Guarantors proportionately so that the Allocable Percentages of all Guarantors at all times equals 100%.

         (b) It is the intention of the Guarantors and the Purchasers that each Guarantor's obligations hereunder shall be in, but not in excess of, the maximum amount permitted by applicable federal bankruptcy, state insolvency, fraudulent conveyance or transfer or similar laws ("Applicable Laws"). To that end, but only to the extent such obligations would otherwise be subject to avoidance under Applicable Law, if after giving effect to the provisions of the preceding paragraph (a), any Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for its obligations hereunder, such Guarantor's obligations hereunder shall be reduced to that amount which, after giving effect thereto, would not render such Guarantor insolvent, or leave such Guarantor with unreasonably small capital to conduct its business, or cause such Guarantor to have incurred debts (or intended to have incurred debts) beyond its ability to pay such debts as they mature, at the time such obligations are deemed to have

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         been incurred under Applicable Laws. As used herein, the terms
         "insolvent" and "unreasonably small capital" shall likewise be determined in accordance with Applicable Law. This Section is intended solely to preserve the rights of the Purchasers hereunder the maximum extent permitted by Applicable Law, and neither any Guarantor nor any other Person shall have any right or claim under this Section that would not otherwise be available under Applicable Law.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty Agreement to be duly executed and delivered as of the date and year first above written.


                                             QUAKER TEXTILE CORPORATION



                                             By
                                               ---------------------------------
                                             Name:
                                             Title:


                                             QUAKER FABRIC MEXICO, S.A. de
                                             C.V.


                                             By
                                               ---------------------------------
                                             Name:
                                             Title:





          [Signature page to Guaranty Agreement (1997 Note Agreement)]